Exhibit 10.1

[CERTAIN INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***] BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) OF THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

Daniel Suozzi

[***]
[***]

Re:	Put/Call and Registration Rights

Mr. Suozzi:

Reference is made to that certain Limited Liability Company Agreement (the “LLC Agreement”) of 100 Tokeneke Partners, LLC, a Delaware limited liability company (the “Tokeneke”), dated as of January 6, 2026 (the “Effective Date”), by and among Tokeneke, Daniel Suozzi (the “Suozzi Member”), Belpointe Tokeneke Investment, LLC, a Delaware limited liability company, and indirect minority owned subsidiary of Belpointe PREP, LLC, a Delaware limited liability Company (the “Company”), and those persons whose names are set forth on the signature page to the LLC Agreement, pursuant to which Tokeneke has issued the Suozzi Member 243,000 units of ownership in Tokeneke designated as “Class B” units (the “Units”).

Pursuant to this letter agreement (this “Letter Agreement”) the Company and the Suozzi Member hereby agree as follows:

1. Defined Terms. As used in this Letter Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common ownership or control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Class A Units” means a unit issued by the Company representing a limited liability company interest in the Company that is designated as a “Class A Unit.”

“Commission” means the U.S. Securities and Exchange Commission or any successor agency.

“Exchange” means any national securities exchange or inter-dealer quotation system on which the Company’s Class A Units are listed or quoted.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization.

“Immediate Family” means, and is limited to, the Suozzi Member’s current spouse, children (whether natural, adopted or by marriage) grandchildren and siblings.

“Interest Rate” means a rate per annum equal to the rate announced by the Wall Street Journal, as its “Prime Rate” plus three percent (3%).

“Permitted Transferee” means a member of the Suozzi Member’s Immediate Family or a trust or estate of which the Suozzi Member or the members of his Immediate Family are the sole beneficiaries.

“Person” means an individual, corporation, limited liability company, partnership (whether general or limited), joint venture, trust, estate, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), custodian, nominee, governmental entity or any other individual or entity (or series thereof) in its own or any representative capacity.

“Prospectus” means the prospectus included in the applicable registration statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities (as hereinafter defined) covered by the registration statement, and all other amendments and supplements to the prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

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“Rule 144” means Rule 144 promulgated by the Commission under Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission under Securities Act, as such rule may be amended or interpreted from time to time, including without limitation pursuant to the Manual of Publicly Available Telephone Interpretations, and successor guidance, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 430A” means Rule 430A promulgated by the Commission under Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute, and the rules or regulations promulgated thereunder.

2. Put/Call Rights.

(a) Suozzi Member Put Right.

(i) During the period (the “Put Period”) beginning on the Effective Date and ending on May 31, 2027 (the “Put Termination Date”), the Suozzi Member shall have the right to sell, and, to the extent the Suozzi Member exercises such right, Tokeneke and Tokeneke Manager, LLC, a Connecticut limited liability company (the “Manager;” such defined term to also include any other Person that serves as a manager of Tokeneke), will cause the Company or its designated Affiliate to purchase, all or any portion of the Suozzi Member’s Units in Tokeneke on the terms and conditions set forth in this Section 2(a) (the “Put Right”) by delivering written notice to the Manager of the Suozzi Member’s intention to exercise the Put Right setting forth the number of the Suozzi Member’s Units to be sold to the Company (the “Put Notice”). Any delivery of a Put Notice by the Suozzi Member shall be irrevocable. The Put Right may be exercised by the Suozzi Member for any reason but only during the Put Period; if the Put Right is exercised for some but not all of the Suozzi Member’s Units, the Put Right shall during the remainder of the Put Period continue to exist as to the balance of the Suozzi Member’s Units. The purchase price for the Suozzi Member’s Units upon any exercise of the Put Right shall be a price equal to $14.50 per Unit (subject to appropriate adjustment in the event of any Unit dividend, Unit split, Unit combination or other similar recapitalization with respect to the Units), which purchase price shall be paid by the Company in Class A Units issued at a price per Class A Unit equal to the average of the high and low sale prices of the Class A Units on the Exchange during regular trading hours on the last trading day immediately prior to the date of the applicable Put Notice (the “Put Closing”). The Put Closing with respect to any Put Notice shall occur as soon as reasonably practicable, but in no event shall it be later than five (5) trading days following the date of delivery of such Put Notice by the Suozzi Member. For the avoidance of doubt, the Suozzi Member shall cease to be an owner of the Units specified in any Put Notice as of the date of delivery of such Put Notice provided payment is made within the prescribed time period; if payment is not timely effectuated, the Suozzi Member shall continue to be an owner of said Units until payment has been made in full.

(ii) At any Put Closing: (A) the Company shall cooperate with the Suozzi Member to facilitate the timely preparation and delivery of that number of Class A Units (not bearing any restrictive legend) which, pursuant to this Section 2(a), are to be issued at such Put Closing, either by DWAC, DRS, or in certificated form if DWAC or DRS is unavailable, in such denominations or amounts as the Suozzi Member may reasonably request and registered in such names as the Suozzi Member may request; and (B) the Suozzi Member shall (x) execute and deliver to the Company such other certificates, instruments and documents in connection with the issuance and delivery of Class A Units as the Company, the Exchange or the Commission may reasonably request, and (y) deliver to the Manager and Tokeneke any instruments of transfer evidencing transfer of the Units to be sold at such Put Closing, free and clear of all liens and encumbrances, as well as any other documents requested by the Manager and Tokeneke in their reasonable discretion (but including all documents required to comply with applicable securities laws). Each of the Put Rights will terminate and be of no further force and effect with respect to any Units transferred by the Suozzi Member pursuant to a Put Closing.

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(iii) Notwithstanding the foregoing, solely in the event that the initial closing of Tokeneke’s first Equity Financing (as defined in the LLC Agreement) has not been consummated prior to the Put Termination Date, and assuming that the Suozzi Member then-currently holds Units, then the Put Period (and the Suozzi Member’s related Put Right) shall automatically be revived for a single 30-day period beginning on the date of the initial closing of the Company’s first Equity Financing (such 30-day period, the “Put Period Extension”); provided, however, that notwithstanding any delivery of a Put Notice by the Suozzi Member during the Put Period Extension, in no event shall any Put Closing occur following the date that is thirty (30) months after the initial effective date of the Resale Registration Statement (as hereinafter defined).

(b) Company Call Right.

(i) During the period (the “Call Period”) beginning on June 1, 2027 and ending on December 31, 2027 (the “Call Termination Date”), the Manager shall have the right to cause the Suozzi Member to sell, and, to the extent the Manager exercises such right, the Suozzi Member shall sell, and Tokeneke and the Manager will cause the Company or its designated Affiliate to purchase, all or any portion of the Suozzi Member’s Units on the terms and conditions set forth in this Section 2(b) (the “Call Right”) by delivering written notice to the Suozzi Member of the Manager’s intention to exercise the Call Right setting forth the number of the Suozzi Member’s Units to be sold to the Company (the “Call Notice”). Any delivery of a Call Notice by the Manager shall be irrevocable. The Call Right may be exercised by the Manager for any reason but only during the Call Period. The purchase price for the Suozzi Member’s Units upon any exercise of the Call Right shall be a price equal to $14.50 per Unit (subject to appropriate adjustment in the event of any Unit dividend, Unit split, Unit combination or other similar recapitalization with respect to the Units), which purchase price shall be paid by the Company in Class A Units issued at a price per Class A Unit equal to the average of the high and low sale prices of the Class A Units on the Exchange during regular trading hours on the last trading day immediately prior to the date of the applicable Call Notice (the “Call Closing”). The Call Closing with respect to any Call Notice shall occur as soon as reasonably practicable, but in no event shall it be later than five (5) trading days following the date of delivery of such Call Notice by the Manager. For the avoidance of doubt, the Suozzi Member shall cease to be an owner of the Units specified in any Call Notice as of the date of delivery of such Call Notice provided payment is made within the prescribed time period; if payment is not timely effectuated, the Suozzi Member shall continue to be an owner of said Units until payment has been made in full.

(ii) At any Call Closing: (A) the Company shall cooperate with the Suozzi Member to facilitate the timely preparation and delivery of that number of Class A Units (not bearing any restrictive legend) which, pursuant to this Section 2(b), are to be issued at such Call Closing, either by DWAC, DRS, or in certificated form if DWAC or DRS is unavailable, in such denominations or amounts as the Suozzi Member may reasonably request and registered in such names as the Suozzi Member may request; and (B) the Suozzi Member shall (x) execute and deliver to the Company a Subscription Agreement, substantially in the form attached hereto as Exhibit A, and (y) deliver to the Manager and Tokeneke any instruments of transfer evidencing transfer of the Units to be sold at such Call Closing, free and clear of all liens and encumbrances, as well as any other documents requested by the Manager and Tokeneke in their reasonable discretion (but including all documents required to comply with applicable securities laws). Each of the Call Rights will terminate and be of no further force and effect with respect to any Units transferred by the Suozzi Member pursuant to a Call Closing.

(iii) Notwithstanding the foregoing, solely in the event that the initial closing of Tokeneke’s first Equity Financing has not been consummated prior to the Call Termination Date, and assuming that the Suozzi Member then-currently holds Units, then the Call Period (and the Manager’s related Call Right) shall automatically be revived for a single 30-day period beginning on the date of the initial closing of the Company’s first Equity Financing.

(c) Notwithstanding anything contained in this Letter Agreement to the contrary, any issuance of Class A Units to be made on account of any purchase and sale of Units under Sections 2(a) or 2(b) hereof shall be subject to a right of set-off for any and all indemnification obligations of the Suozzi Member under the terms of the LLC Agreement. Tokeneke covenants that it shall use commercially reasonable efforts to take such steps as are necessary in connection with the consummation of each Put Closing or Call Closing, as applicable, so that the Suozzi Member receives tax deferral to the extent legally available.

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(d) If any payment owing to the Suozzi Member under Sections 2(a) or 2(b) hereof are not made in accordance with the prescribed time period, TIME BEING OF THE ESSENCE, then, in addition to any other remedies that the Suozzi Member is entitled to under this Letter Agreement or at law, the unpaid amount shall bear interest at the Interest Rate until satisfied in full.

3. Resale Registration Rights.

(a) Registration. The Company shall prepare and file with the Commission, as soon as practicable following the Effective Date, a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 registering the resale from time to time by the Suozzi Member of all of the Class A Units issuable under the terms of this Letter Agreement and held by the Suozzi Member (the “Registerable Securities”). The registration statement shall be on Form S-3 (“Form S-3”) or such other appropriate form permitting registration of such Registrable Securities for resale by such Suozzi Member (the “Resale Registration Statement”). The Company shall use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective as soon as possible after filing, but in no event later five trading days after the Commission notifies the Company that it will not review, or has reviewed and has no further comments on, the Resale Registration Statement. Once effective, the Company shall use commercially reasonable efforts to keep the Resale Registration Statement continuously effective and to cause the Resale Registration Statement to be supplemented and amended to the extent necessary to ensure that such Resale Registration Statement is continuously available at all times until the earlier of such date that (i) the Suozzi Member may immediately sell all of the Registrable Securities issuable pursuant to the Put Right under Rule 144 without any limitations or restrictions as to volume or manner of sale or otherwise, or (ii) is thirty (30) months from the initial effective date of the Resale Registration Statement (the “Effectiveness Period”). The Resale Registration Statement shall contain a Prospectus in such form as to permit the Suozzi Member to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the initial effective date for such Resale Registration Statement and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to the Suozzi Member.

(b) Notification and Distribution of Materials. The Company shall notify the Suozzi Member in writing of the effectiveness of the Resale Registration Statement as soon as practicable, and in any event within one trading day after the Resale Registration Statement becomes effective, and shall furnish to the Suozzi Member, without charge, such number of copies of the Resale Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary Prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Registration Statement or such other documents as the Suozzi Member may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Registration Statement.

(c) Amendments and Supplements. Subject to the provisions of Section 3(a), the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities during the Effectiveness Period. If any Resale Registration Statement is filed on Form S-3 and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall promptly notify the Suozzi Member of such ineligibility and shall file with the Commission a shelf registration on Form S-1 or other appropriate form as promptly as practicable to replace the shelf registration statement on Form S-3 and use its commercially reasonable efforts to have such replacement Resale Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Registration Statement to remain effective, and shall cause the Resale Registration Statement to be supplemented and amended to the extent necessary to ensure that such Resale Registration Statement is continuously available or, if not available, that another Resale Registration Statement is available, for the resale of all the Registrable Securities held by the Suozzi Member until expiration of the Effectiveness Period.

(d) Discontinuance of Distributions and Use of Prospectuses. Upon delivery of any notice by the Company (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Resale Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or the initiation or threatening of any proceedings for such purposes, (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purposes, (iii) of the happening of any event as a result of which the Resale Registration Statement or Prospectus included in such Resale Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, (iv) that any Prospectus may include information that may conflict with the information contained in the Resale Registration Statement, or (v) that, if for any other reason, it shall be necessary during such period to amend or supplement such Resale Registration Statement or Prospectus in order to comply with the Securities Act, the Suozzi Member will forthwith discontinue disposition of Registrable Securities pursuant to such Resale Registration Statement, until Suozzi Member (A) receives copies of the supplemented or amended Prospectus, (B) is advised in writing by the Company that the use of the Prospectus may be resumed, of (C) is advised in writing by the Company of the termination, expiration or cessation of any such order or suspension. In the event the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Suozzi Member either receives copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.

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(e) Rule 415. Notwithstanding the registration obligations set forth in this Section 3, in the event that the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement or requires the Suozzi Member to be named as an “underwriter,” the Company shall promptly inform the Suozzi Member thereof and shall (i) remove from the Resale Registration Statement such portion of the Registrable Securities, or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, as the Commission may require to assure the Company’s compliance with Rule 415 (the “Restrictions”); provided, however, that the Company shall not agree to name the Suozzi Member as an “underwriter” without the prior written consent of the Suozzi Member. From and after the date such Restrictions are implemented and for the duration of the Effectiveness Period, the Company shall file such amendments to the Resale Registration Statement as required by the Commission to complete the registration of all of the Registrable Securities.

(f) Exchange Listing. The Company shall cause the Registrable Securities to be listed for trading on the principal Exchange on which its Class A Units are then listed.

(g) Underwriters and Broker-Dealers. The Company shall have no obligation to provide for or otherwise engage an underwriter or other broker-dealer (each, an “Underwriter”) on behalf of the Suozzi Member. Notwithstanding the foregoing, the Company shall reasonably cooperate with any Underwriter that the Suozzi Member may engage, and through which the Suozzi Member proposes to resell Registrable Securities, in effecting any filings required by the Commission, Exchange or FINRA in connection therewith.

4. Suozzi Member’s Information Obligations.

(a) Notwithstanding the registration obligations set forth in Section 3, it is a condition precedent of such obligations that the Suozzi Member timely (i) furnish the Company with any information regarding the Suozzi Member, Underwriter, Registrable Securities and the intended method of disposition of such Registrable Securities as may be reasonably required by the Company to effect and maintain the effectiveness of a Resale Registration Statement or Exchange listing, and (ii) execute such documents and instruments in connection with any Resale Registration Statement as the Company, the Commission or the Exchange may reasonably request.

(b) Any sale of Registrable Securities pursuant to a Prospectus delivered by the Suozzi Member shall constitute a representation and warranty by the Suozzi Member that (i) the information regarding the Suozzi Member is as set forth in such Prospectus, and (ii) such Prospectus does not, as of the time of such sale, contain any untrue statement of a material fact regarding the Suozzi Member or omit to state any material fact regarding the Suozzi Member necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading.

5. Expenses.

(a) Company Expenses. The Company shall be responsible for and bear all fees and expenses incurred incident to the performance of its obligations under this Letter Agreement, including, without limitation, all (i) registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission, (ii) fees for listing the Registrable Securities on any Exchange, (iii) fees and expenses of compliance with state securities or “blue sky” laws, if any, (iv) expenses incurred in connection with preparing, printing, mailing and delivering a reasonable number of Resale Registration Statements, Prospectuses, and other documents required in connection therewith, and any amendments or supplements thereto, to the Suozzi Member, (v) security engraving and printing expenses, if any, and (vi) fees and disbursements of custodians, counsel for the Company, and the Company’s independent registered public accountants.

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(b) Suozzi Member Expenses. The Suozzi Member shall be responsible for and bear all fees and expenses incurred incident to (i) counsel for the Suozzi Member in connection with all registrations effected pursuant to this Letter Agreement, and (ii) any Underwriter engaged by the Suozzi Member, including, without limitation, any underwriting discounts or selling commissions, other incremental selling expenses and FINRA filing fees and expenses.

6. Indemnification.

(a) The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by applicable law, the Suozzi Member against all losses, claims, actions, damages, liabilities and expenses (“Losses”) caused by (A) any untrue or alleged untrue statement of material fact contained in any Resale Registration Statement, Prospectus or amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance of Registerable Securities, and (ii) pay to the Suozzi Member, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending against any such Losses, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any Underwriter by the Suozzi Member expressly for use therein; provided, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any Losses to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the Resale Registration Statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, in reliance upon and in conformity with written information furnished by the Suozzi Member expressly for use in connection with such Resale Registration Statement. In connection with an underwritten offering, the Company shall agree to indemnify any Underwriters to the same extent set forth above.

(b) The Suozzi Member agrees to (i) indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company, its officers, directors, employees, agents, Affiliates and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any Losses caused by any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information expressly furnished by the Suozzi Member to the Company pursuant to Section 4, and (ii) pay to the Company, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending against any such Losses; provided, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Suozzi Member (which consent shall not be unreasonably withheld, conditioned or delayed). In connection with an underwritten offering, the Suozzi Member shall agree to indemnify any Underwriters to the same extent set forth above.

(c) Any Person entitled to indemnification under this Section 6 (an “Indemnified Party”) shall (i) give prompt written notice to the indemnifying party (the “Indemnifying Party”) of any claim with respect to which indemnification is sought, and (ii) unless in such Indemnified Party’s reasonable judgment a conflict of interest may exist with respect to such claim, permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist with respect to such claim. In such instance, the conflicted Indemnified Parties shall have a right to retain one separate counsel at the expense of the Indemnifying Party. No Indemnifying Party, in the defense of such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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(d) If a claim for indemnification pursuant to this Section 6 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a Person as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such Person in connection with any proceeding to the extent such Person would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such Person in accordance with its terms.

(e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Miscellaneous.

(a) Entire Agreement. This Letter Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties, whether written or oral, with respect to the subject matter hereof.

(b) Further Assurances. From time to time, at the reasonable request of the Company and without further consideration, each party hereto shall execute and deliver such additional documents and instruments and take such further actions as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Letter Agreement.

(c) Amendments and Waivers. No provision of this Letter Agreement may be amended or waived by the parties from and after the date that is three business days immediately preceding the initial filing of the Resale Registration Statement with the Commission. Subject to the immediately preceding sentence, no provision of this Letter Agreement may be (i) amended other than by a written instrument signed by the parties hereto, or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Letter Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) No Limitation on Future Registration Rights. Nothing in this Letter Agreement shall be construed in any way to limit the Company’s right to grant (or enter into any agreement to grant) registration rights of any kind to any other Person during the Effectiveness Period.

(e) Assignment; No Third-Party Beneficiaries. This Letter Agreement and the rights, duties and obligations of the Company and the Suozzi Member hereunder may not be assigned or delegated by the Company or the Suozzi Member in whole or in part without the prior written consent of the other party, provided, however, that the Suozzi Member may assign this Letter Agreement in connection with a transfer of Units to a Permitted Transferee. This Letter Agreement and the rights, duties and obligations of Tokeneke and the Manager hereunder may be assigned or delegated by Tokeneke or the Manager to any Affiliate of such party. This Letter Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Suozzi Member, Tokeneke and the Manager. This Letter Agreement is not intended to confer any rights or benefits on any Persons that are not a party hereto other than as expressly set forth in Section 6 and this Section 7(e).

(f) Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Letter Agreement shall be in writing and delivered in person, by e-mail transmission (with written confirmation of transmission), or by nationally-recognized overnight courier, and shall be addressed as follows:

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If to the Company:

Belpointe PREP, LLC

255 Glenville Road

Greenwich, Connecticut 06831

Attn.: Brandon E. Lacoff, CEO

Email: blacoff@belpointe.com

If to Tokeneke:

100 Tokeneke Partners, LLC

c/o Belpointe, LLC

255 Glenville Road

Greenwich, Connecticut 06831

Attn.: Brandon E. Lacoff, CEO

Email: blacoff@belpointe.com

If to the Manager:

Tokeneke Manager, LLC

c/o Belpointe, LLC

255 Glenville Road

Greenwich, Connecticut 06831

Attn.: Brandon E. Lacoff, CEO

Email: blacoff@belpointe.com

If to Suozzi Member:

Daniel Suozzi

[***]

[***]

Email: [***]

All such Notices shall be conclusively deemed to have been given, delivered or received (i) in the case of personal delivery, on the day of actual delivery thereof, (ii) in the case of e-mail, on the day of transmittal thereof if given during the normal business hours of the recipient, and on the business day during which such normal business hours next occur if not given during such hours on any day and (iii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following the disposition with such courier.

(g) Governing Law. This Letter Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Letter Agreement or the negotiation, execution or performance of this Letter Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

(h) Submissions to Jurisdictions; Waiver of Jury Trials. The parties hereby irrevocably submit to the exclusive jurisdiction of the federal and state courts located in Stanford, Connecticut for purposes of any suit, action or other proceeding arising from this Letter Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. Each of the parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute. EACH OF THE PARTIES TO THIS LETTER AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT.

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(i) Severability. If any term or other provision of this Letter Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other terms, conditions and provisions of this Letter Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Letter Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

(j) Counterparts. This Letter Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties. Any such counterpart delivered by .pdf or similar attachment to electronic mail or by electronic signature delivered by electronic transmission (any such delivery, “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a counterpart or signature, or the fact that any counterpart or signature was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(k) Captions. The descriptive headings of this Letter Agreement are inserted for convenience only and do not constitute a part of this Letter Agreement. The use of the word “including” herein shall mean “including without limitation.”

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Letter Agreement. In the event an ambiguity or question of intent or interpretation arises, this Letter Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Letter Agreement.

[Intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date and year first above written.

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Name:	Brandon E. Lacoff
Title:	Chief Executive Officer

100 TOKENEKE PARTNERS, LLC
a Delaware limited liability company

By:	Tokeneke Manager, LLC
a Connecticut limited liability company its Manager

By:	/s/ Brandon E. Lacoff
Name:	Brandon E. Lacoff
Title:	Authorized Signatory

TOKENEKE MANAGER, LLC
a Connecticut limited liability company

By:	/s/ Brandon E. Lacoff
Name:	Brandon E. Lacoff
Title:	Authorized Signatory

/s/ Daniel Suozzi
Daniel Suozzi, an individual

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